1 Supplemental Information Q3 FISCAL YEAR 2026

Revenue Composition[1]

($ in thousands)	Quarter Ended								
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Recurring revenue									
SaaS[2]	$ 12,798	$ 12,658	$ 10,959	$ 10,375	$ 9,299	$ 9,209	$ 8,812	$ 8,331	$ 7,517
Transaction-based[3]	20,305	22,359	20,399	19,971	19,325	20,933	18,867	18,024	17,471
Maintenance[4]	7,496	7,832	7,971	7,956	8,648	8,115	8,622	8,610	8,255
Other recurring services[5]	2,926	3,021	3,077	3,013	2,929	2,856	2,804	2,876	2,655
Total recurring revenue[6]	$ 43,525	$ 45,870	$ 42,406	$ 41,315	$ 40,201	$ 41,113	$ 39,105	$ 37,841	$ 35,898
Year-over-year growth	*8%*	*12%*	*8%*	*9%*	*12%*				
Non-recurring revenue									
Professional services[7]	7,641	6,946	6,959	11,537	9,458	9,136	9,583	9,729	8,472
Software licenses & other	1,901	4,702	3,306	2,049	2,242	3,886	3,533	3,753	1,813
Total non-recurring revenue	$ 9,542	$ 11,648	$ 10,265	$ 13,586	$ 11,700	$ 13,022	$ 13,116	$ 13,482	$ 10,285
Year-over-year growth	*(18)%*	*(11)%*	*(22)%*	*1%*	*14%*				
Total revenue	$ 53,067	$ 57,518	$ 52,671	$ 54,901	$ 51,901	$ 54,135	$ 52,221	$ 51,323	$ 46,183
Annualized Recurring Revenue "ARR"[8]	$ 174,100	$ 183,480	$ 169,624	$ 165,260	$ 160,804	$ 164,452	$ 156,420	$ 151,364	$ 143,592
Year-over-year growth	*8%*	*12%*	*8%*	*9%*	*12%*				

i3 VERTICALS

See footnotes on the next slide.

2

3 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software. 3.) Transaction-based revenue is earned when we provide services through our software and charge a fee on a volume or per-transaction basis. For example, we process credit card or ACH payment transactions, we provide electronic filing services for courts and charge fees per filing, and we stand- ready to process and bill utility customers and charge the utility a fee per bill presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Other recurring services are earned when we provide long-term, usually evergreen, contracted services to our customers. For example, we provide recurring long-term contracts such as software support plans, hardware maintenance plans, rental plans and field service plans. 6.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one- time in nature. 7.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 8.) Annualized Recurring Revenue (ARR) is the annualized revenue derived from recurring sources where the Company has an ongoing contract with our customers. We believe revenue from recurring sources is a strategic priority. ARR is comprised of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance, recurring software-based services, payments revenue and other recurring revenue sources within the quarter. The sum of these revenue categories is multiplied by four to calculate ARR. ARR excludes revenue that is not recurring or is one-time in nature. We believe this metric provides useful information to investors by providing visibility regarding the ongoing revenue potential of our business model and providing a clearer picture of our sustainable revenue base. Further, management uses ARR as a metric because it helps to assess the health and trajectory of our business. Our management believes that focusing on ARR can orient our sales and operations management towards long-term, reliable revenue growth. This focus on recurring revenue is particularly relevant for businesses operating under a subscription model, where customer retention and contract renewals play a significant role in long-term financial performance. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue, and it is not a forecast. Additionally, ARR does not take into account seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Revenue Composition

Q3 Fiscal 2026 GAAP Measures; Use of Non-GAAP Financial Measures

The following is our income (loss) from operations for the current and prior year quarters calculated in accordance with GAAP and presented for continuing operations only.

($ in thousands)	Three Months Ended						
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Income (loss) from operations	$ (892)	$ 3,743	$ 1,609	$ 1,476	$ (4,813)	$ 5,061	$ 2,053

This presentation includes the disclosure of certain non-GAAP financial measures presented by the Company, including the following:

- **Adjusted Income Before Taxes from Continuing Operations.** Adjusted income before taxes from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest and to exclude certain items on a pre-tax basis which the Company believes may not fully reflect our underlying operating performance. The Company believes that this non-GAAP measure provides useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance on a pre-tax basis.
- **Adjusted Net Income from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations.** Adjusted net income from continuing operations equals adjusted income before taxes from continuing operations as described above, adjusted to give effect to an effective tax rate of 25%, which reflects our estimated long-term effective tax rate, considering blended federal and state tax rates. Adjusted diluted earnings per share from continuing operations equals adjusted net income from continuing operations divided by our adjusted weighted average shares of adjusted diluted Class A common stock outstanding. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance on a post-tax basis after giving effect to this assumed tax rate. Adjusted Diluted Earnings per Share from Continuing Operations has also been utilized as a metric in connection with performance-based equity awards previously granted by the Company to executives.
- **Adjusted EBITDA from Continuing Operations and Adjusted EBITDA Margin from Continuing Operations.** Adjusted EBITDA from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., before interest, income taxes, depreciation and amortization, adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest, and to exclude certain items which the Company believes do not fully reflect our underlying operating performance. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance. In addition, Adjusted EBITDA and Adjusted EBITDA margin have been metrics utilized in connection with the Company's short-term annual cash incentive program for executive management.
- **Free Cash Flow**. Free cash flow equals net cash provided by operating activities, less expenditures for property and equipment and expenditures for capitalized software. The Company believes that this non-GAAP liquidity measure provides useful information to investors because it is an indicator of the Company's ability to generate cash from business operations after capital expenditure needs, and it provides supplemental information that is helpful in evaluating the Company's ability to fund its operations and capital allocation priorities and requirements. It should not be inferred that free cash flow represents residual cash flow available for discretionary expenditures.

These non-GAAP financial measures are utilized by management to assess the Company's financial results, evaluate the Company's business, manage budgets, allocate resources, and make operational decisions. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand our financial results just as management utilizes these non-GAAP financial measures as described above. Although these non-GAAP financial measures assist in measuring the Company's financial results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. This presentation includes reconciliations of the non-GAAP financial measures disclosed herein as described above.

i3 VERTICALS
4

Quarterly Performance

($ in thousands)	Three Months Ended						
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Revenue from continuing operations	$ 53,067	$ 57,518	$ 52,671	$ 54,901	$ 51,901	$ 54,135	$ 52,221
Recurring cash costs of services[(1)]	16,062	16,866	17,345	17,483	16,547	16,403	15,414
Recurring cash SG&A expenses[(2)]	19,334	18,702	16,875	18,811	18,117	17,399	17,261
Corporate expenses	4,359	5,361	4,836	4,208	4,513	4,492	4,975
Adjusted EBITDA from continuing operations[(3)]	$ 13,312	$ 16,589	$ 13,615	$ 14,399	$ 12,724	$ 15,841	$ 14,571
Adjusted EBITDA margin from continuing operations[(3)]	25 %	29 %	26 %	26 %	25 %	29 %	28 %

Period over period growth rates	**Y/Y**
Revenue from continuing operations	2%
Recurring cash costs of services[(1)]	(3)%
Recurring cash SG&A expenses[(2)]	7%
Corporate expenses	(3)%
Adjusted EBITDA from continuing operations[(3)]	5%

1. Recurring cash costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within costs of services.
2. Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.
3. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

i3 VERTICALS
5

Reconciliation of Non-GAAP Financial Measures[1]

The reconciliation of our net income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income before taxes from continuing operations, non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations for the current and prior year quarters are as follows:

($ in thousands)	Three Months Ended						
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 3,620	$ 1,464	$ 576	$ 1,163	$ (410)	$ 1,019	$ 1,855
Net income (loss) from continuing operations attributable to non-controlling interests	2,258	730	509	338	(586)	1,304	935
Net income (loss) from continuing operations	5,878	2,194	1,085	1,501	(996)	2,323	2,790
Non-GAAP Adjustments:							
Provision for (benefit from) income taxes	1,313	478	704	1,994	(22)	2,885	409
Non-cash change in fair value of contingent consideration[2]	1,438	(124)	(374)	(206)	(26)	(786)	1,252
Equity-based compensation[3]	5,136	4,619	5,178	3,202	4,879	3,545	3,606
M&A-related activity[4]	172	126	21	(145)	1,137	107	52
Acquisition intangible amortization[5]	4,789	4,970	4,396	4,473	4,444	4,227	4,226
Non-cash interest[6]	216	215	216	215	511	250	280
Other taxes[7]	77	463	151	1,573	322	455	252
Other income related to the adjustment of liabilities under tax receivable agreement[8]	—	—	—	(471)	—	—	—
Gain on investment[9]	(9,868)	—	—	—	—	—	—
Loss (gain) on disposal of property and equipment[10]	—	—	71	—	—	—	(585)
Non-GAAP adjusted income before taxes from continuing operations[11]	9,151	12,941	11,448	12,136	10,249	13,006	12,282
Estimated taxes at 25%[12]	(2,288)	(3,235)	(2,862)	(3,033)	(2,562)	(3,252)	(3,071)
Adjusted net income from continuing operations[11]	**$ 6,863**	**$ 9,706**	**$ 8,586**	**$ 9,103**	**$ 7,687**	**$ 9,754**	**$ 9,211**
Plus:							
Cash interest expense (income), net[13]	1,601	915	(302)	(316)	(70)	64	(346)
Estimated taxes at 25%[12]	2,288	3,235	2,862	3,033	2,562	3,252	3,071
Depreciation and internally developed software amortization[14]	2,560	2,733	2,469	2,579	2,545	2,771	2,635
Adjusted EBITDA from continuing operations[11]	**$ 13,312**	**$ 16,589**	**$ 13,615**	**$ 14,399**	**$ 12,724**	**$ 15,841**	**$ 14,571**

See footnotes on the next slide.

i3 VERTICALS

6

7 1.) As a result of the sale of our merchant services business (the "Merchant Services Business"), which was completed on September 20, 2024, and the sale of our Healthcare revenue cycle management business (the "Healthcare RCM Business"), which was completed on May 5, 2025, the historical results of the Merchant Services Business and the Healthcare RCM Business have been reflected in discontinued operations in the consolidated statement of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classifications. Prior period results have been recast to reflect this presentation. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company ("M&A- related expenses"), which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures ("M&A-related income"), which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. M&A-related income was $31, $60, $166, $1,448, $4,237, $461, and $495 for the three months ending June 30, 2026, March 31, 2026; December 31, 2025; September 30, 2025; June 30, 2025; and March 31, 2025; and December 31, 2024, respectively. M&A-related expenses were $203, $186, $187, $1,303, $5,373, $570, and $546 for the three months ending June 30, 2026, March 31, 2026; December 31, 2025; September 30, 2025; June 30, 2025; and March 31, 2025; and December 31, 2024, respectively. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through acquisitions of business or other purchases of intangible assets. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income- based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Gain on investment reflects an unrealized gain on a minority equity investment due to adjusting the carrying value of such investment to its fair value as a result of a new investment round. The Company recognized this change in fair value in other income. 10.) Loss (gain) on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 11.) Represents a non-GAAP financial measure. 12.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for all periods presented, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 13.) Cash interest expense (income), net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 14.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. Reconciliation of Non-GAAP Financial Measures

8 See footnotes on the next slide. Non-GAAP Adjusted Diluted EPS(1) The reconciliation of our GAAP diluted EPS from continuing operations and non-GAAP Adjusted diluted EPS from continuing operations for the current and prior year quarters are as follows: ($ in thousands, except share and per share amounts) Three Months Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations(1) $ 0.19 $ 0.07 $ 0.02 $ 0.04 $ (0.03) $ 0.04 $ 0.08 Adjusted diluted earnings per share from continuing operations(2)(3) $ 0.25 $ 0.32 $ 0.26 $ 0.27 $ 0.23 $ 0.29 $ 0.27 Adjusted net income from continuing operations(2)(4) $ 6,863 $ 9,706 $ 8,586 $ 9,103 $ 7,687 $ 9,754 $ 9,211 Adjusted weighted average shares of adjusted diluted Class A common stock outstanding(2)(5) 27,925,292 30,582,587 33,473,435 34,215,380 33,936,121 33,542,165 34,057,196

9 1.) Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations and adjusted diluted earnings per share from continuing operations both exclude the discontinued operations of the Merchant Services Business and the Healthcare RCM Business but include the consolidated cash interest expense. 2.) Represents a non-GAAP financial measure. 3.) Adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using adjusted net income from continuing operations and the adjusted weighted average shares of adjusted diluted Class A common stock outstanding. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one- for-one basis. 4.) Adjusted net income from continuing operations, a non-GAAP financial measure, assumes that all net income from continuing operations during the period is available to the holders of the Company's Class A common stock. 5.) Adjusted weighted average shares of adjusted diluted Class A common stock outstanding include the following outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and the following shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for each of the period presented: • For the three months ended June 30, 2026, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 123,819 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended March 31, 2026, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 402,066 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended December 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,381,681 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 1,416,679 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended September 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,388,470 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 1,911,108 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended June 30, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 8,637,499 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 952,796 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended March 31, 2025, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 9,408,427 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 299,505 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. • For the three months ended December 31, 2024, adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 10,026,180 weighted average outstanding shares of Class B common stock (which can be converted into Class A common stock upon the exchange of the Class B common stock and the associated Common Units in i3 Verticals, LLC) and 479,664 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method. Reconciliation of Non-GAAP Financial Measures

10 Reconciliation of Free Cash Flow The reconciliation of GAAP net cash provided by operating activities to non-GAAP Free Cash Flow is as follows: ($ in thousands) Three Months Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 Net cash provided by operating activities $ 14,264 $ 10,027 $ 14,123 $ 13,970 Less: Expenditures for property and equipment 1,310 407 315 425 Expenditures for capitalized software 2,152 2,419 1,965 1,893 Free cash flow(1) $ 10,802 $ 7,201 $ 11,843 $ 11,652 1.) Represents a non-GAAP financial measure.